INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Intangible assets other than goodwill [abstract]
Disclosure of intangible assets [text block]	INTANGIBLE ASSETS
The following table presents a continuity of the company’s intangible assets:

	Cost		Accumulated Amortization and Impairment		Total
AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2023	2022	2023	2022	2023	2022
Balance, beginning of year	$44,409	$34,810	$(5,998)	$(4,201)	$38,411	$30,609
Additions	899	746	—	—	899	746
Disposals[1]	(3,989)	(2,434)	1,243	259	(2,746)	(2,175)
Acquisitions through business combinations	4,096	12,011	—	2	4,096	12,013
Amortization	—	—	(2,653)	(2,138)	(2,653)	(2,138)
Foreign currency translation	1,177	(724)	(190)	80	987	(644)
Balance, end of year	$46,592	$44,409	$(7,598)	$(5,998)	$38,994	$38,411
1.Includes assets sold and amounts reclassified to held for sale.
Intangible assets are allocated to the following operating segments:

AS AT DEC. 31 (MILLIONS)	Note	2023	2022
Private Equity	(a)	$21,217	$23,649
Infrastructure	(b)	15,845	11,822
Real Estate (LP Investments) and Other[1]	(c)	1,837	2,640
Real Estate (Core and Transitional & Development)[1]		69	71
Renewable Power and Transition		26	229
		$38,994	$38,411
1.Real Estate core and transitional and development investments are included in our Real Estate segment. Real estate LP investments are included within our Asset Management segment as we include the discretionary capital that we invest directly into and alongside private funds managed by BAM and other investments within this segment.
a) Private Equity
The intangible assets in our Private Equity segment are primarily related to:
•Customer relationships of $12.4 billion (2022 – $13.8 billion), which decreased from the prior year primarily due to the impact of dispositions completed in the year. The customer relationships are attributable to the acquisitions of our modular building leasing services, lottery services operations, advanced energy storage operations, dealer software and technology services operations and engineered components manufacturing operation. The customer relationships acquired have a useful life of 9 to 20 years.
•Brands and trademarks of $2.9 billion (2022 – $3.3 billion), which decreased from the prior year mainly due to the impact of dispositions completed in the year. The brands and trademarks are attributable to our dealer software and technology services operations, modular building leasing services operations, advanced energy storage operations, engineered components manufacturing operations, fleet management and car rental services, and lottery services operations. The majority have an indefinite useful life and the remainder have a useful life of 11 to 40 years.
•Water and sewage concession agreements, the majority of which are arrangements with municipal governments across Brazil, of $2.4 billion (2022 – $2.1 billion) increased from the prior year primarily due to the impact of foreign exchange. The concession agreements provide the company the right to charge fees to users over the terms of the agreements in exchange for water treatment services, ongoing and regular maintenance work on water distribution assets and improvements to the water treatment and distribution systems. The concession agreements have an average remaining term of 23 years at which point the underlying concession assets will be returned to the various grantors.
•Computer software and proprietary technology of $2.2 billion (2022 – $3.7 billion), which decreased from the prior year mainly due to dispositions completed in the year. The proprietary technology pertains to the combination of processes, tools, techniques and developed systems for exclusive use and benefit within the Private Equity business and has a useful life of 5 to 15 years.
b)    Infrastructure
The intangible assets in our Infrastructure segment are primarily related to:
•Contractual customer relationships, customer contracts, proprietary technology and brands of $4.5 billion (2022 – $1.7 billion) at our North American and European residential decarbonization infrastructure operations. This business generates revenue under long-term contracts with a diversified customer base across North America and Europe.
•Concession arrangements of $3.0 billion (2022 – $2.8 billion) at our Brazilian regulated transmission operation that provide the right to charge a tariff over the terms of the agreements. On April 8, 2021, new legislation was passed in Brazil which extended these finite authorizations in perpetuity. These assets are amortized on a straight-line basis over the estimated useful life of the underlying infrastructure.
•Customer relationships and shipping agreements of $2.1 billion (2022 – $2.2 billion) at our Canadian diversified midstream operation, relating to long-term take-or-pay and fee-for-service contractual arrangements. These agreements are with investment grade counterparties. These assets are amortized on a straight-line basis over the estimated useful life.
•Customer relationships, operating network agreements and track access rights of $1.7 billion (2022 – $1.8 billion) at our North American rail operations. These intangible assets include long-term leases.
•Concession arrangements of $1.1 billion (2022 – $1.0 billion) relating to our Peruvian toll roads, which provide the right to charge a tariff over the terms of the concessions. The concessions have an expiration date of 2043 at which point the underlying concession assets will be returned.
•The remaining intangible assets in our Infrastructure segment relate to other indefinite life assets.
c)    Real Estate LP Investments and Other
The intangible assets in real estate LP Investments are primarily attributable to indefinite life trademarks associated with our real estate LP investments, including short-break destinations across the U.K. and Ireland (“U.K. Short Stay”). The U.K. Short Stay trademark assets have been determined to have an indefinite useful life as the company has the legal right to operate these trademarks exclusively in certain territories and in perpetuity.
Inputs Used to Determine Recoverable Amounts of Intangible Assets
We test finite life intangible assets for impairment when an impairment indicator is identified. Indefinite life intangible assets are tested for impairment annually. We use a discounted cash flow valuation to determine the recoverable amount and consider the following significant unobservable inputs as part of our valuation:

Valuation Technique	Significant Unobservable Input(s)	Relationship of Unobservable Input(s) to Fair Value	Mitigating Factor(s)
Discounted cash flow models	•Future cash flows	•Increases (decreases) in future cash flows increase (decrease) the recoverable amount	•Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in recoverable amounts from cash flows
	•Discount rate	•Increases (decreases) in discount rate decrease (increase) the recoverable amount	•Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from discount rates
	•Terminal capitalization rate	•Increases (decreases) in terminal capitalization rate decrease (increase) the recoverable amount	•Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from terminal capitalization rates
	•Investment horizon	•Increases (decreases) in the investment horizon decrease (increase) the recoverable amount	•Increases (decreases) in the investment horizon tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year